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                                                                      EXHIBIT 23


                        INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Central Parking Corporation and Subsidiaries:


We consent to the use of our reports incorporated herein by reference.


KPMG PEAT MARWICK LLP


Nashville, Tennessee
December 24, 1997